American Century Variable Portfolios, Inc. Statement of Additional Information Supplement
Supplement dated March 21, 2020 ■ Statement of Additional Information dated May 1, 2019
All changes are effective April 1, 2020.

The entry for Brian L. Garbe is deleted from the Accounts Managed table on page 42 of the Statement of Additional Information.
The following entry is added for Steven Rossi in the Accounts Managed table on page 42 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Steven Rossi	Number of Accounts	7	1	0
	Assets	$5.9 billion(1)	$347.6 million	N/A

[1]	Includes $290.4 million in VP Income & Growth. Information is provided as of March 17, 2020.

The following is added as the second sentence in the Ownership of Securities section on page 44 of the Statement of Additional Information.
As of March 17, 2020, Steven Rossi did not beneficially own shares of VP Income & Growth.

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CL-SPL-96098   2003